UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

1290 FUNDS®

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Copy

1290 FUNDS®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1345 Avenue of the Americas

New York, New York 10105

August [17], 2026

Dear Shareholder:

Enclosed is a notice and Proxy Statement relating to a Special Meeting of Shareholders of 1290 Avantis® U.S. Large Cap Growth Fund, 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund, and 1290 SmartBeta Equity Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on October 27, 2026, at 11:30 a.m., Eastern time (the “Meeting”).

Following is only a brief summary of the matters to be considered at the Meeting. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe in more detail the matters to be considered at the Meeting.

Shareholders of each Fund will be asked to approve a new investment advisory agreement between Equitable Investment Management, LLC (“EIM” or the “Adviser”), the Funds’ investment adviser, and the Trust. The proposed new investment advisory agreement is being presented to shareholders in response to an anticipated change in the indirect ownership of EIM in connection with a planned all-stock merger transaction, which will cause the current investment advisory agreement to terminate. The proposed new investment advisory agreement is substantively identical to the current investment advisory agreement, except as to the effective and termination dates. The transaction is not expected to result in any changes to the contractual investment advisory fee rates paid by the Funds to EIM, the portfolio management of the Funds, or the nature and quality of the services provided by EIM and its affiliates to the Funds. The investment objectives, principal investment strategies, investment processes, and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreement.

Shareholders of all of the Funds also will be asked to elect the Board of Trustees of the Trust. All ten (10) of the current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, in January 2027.

The Board of Trustees of the Trust has approved the proposals identified above with respect to each Fund and unanimously recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although the Board of Trustees has determined that a vote “FOR” each proposal is in the best interest of each Fund and its shareholders, the implementation of each proposal is subject to receipt of the required shareholder approval.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return your proxy card(s).

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll free telephone number and required control number are printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3.	Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted. If you have any questions about the proposals, please do not hesitate to contact the Trust toll free at 1-888-310-0416.

The cost of the Meeting, including the expenses of preparing, printing and mailing the Proxy Statement and other proxy solicitation materials, the cost of solicitation of proxies, and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, as well as all legal costs relating thereto and to the proposals set forth in the Proxy Statement, will be borne as follows: 82% by Equitable Holdings, Inc., and 18% by the Trust. The expenses to be borne by the Trust will be borne by each class of each Fund. The expenses to be borne by the Trust (other than legal costs) will be allocated among the Funds in proportion to their respective numbers of shareholder accounts; legal costs will be allocated among the Funds in proportion to the average net assets of the Funds. However, the Adviser has agreed to bear proxy expenses that exceed a Fund’s (or its class’s) expense cap. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

We look forward to your attendance at the Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Meeting.

Very truly yours,

Steven M. Joenk
Chief Executive Officer

Preliminary Copy

1290 FUNDS®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2026

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of 1290 Avantis® U.S. Large Cap Growth Fund, 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund, and 1290 SmartBeta Equity Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), will be held on October 27, 2026, at 11:30 a.m., Eastern time, at the offices of the Trust, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105 (the “Meeting”).

Equitable Investment Management, LLC (“EIM” or the “Adviser”), the Funds’ investment adviser, is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. On March 26, 2026, Equitable Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corebridge Financial, Inc. (“Corebridge”), and various Corebridge subsidiaries, to effect an all-stock merger transaction to combine their respective businesses into a newly formed company. It is anticipated that, as a result of the merger, Equitable Holdings stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. The transactions contemplated by the Merger Agreement are referred to herein as the “Transaction.” The Transaction is expected to close on or about January 1, 2027 (the “Closing”), subject to certain conditions. Shareholders of the Funds are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to vote on certain matters relating to the Transaction, as described below.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate

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automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of EIM. As a result, the current investment advisory agreement between the Trust, on behalf of each Fund, and EIM will automatically terminate at the Closing of the Transaction.

To ensure that EIM may continue to provide advisory services to the Funds without interruption, the Meeting is being called to approve a new investment advisory agreement. The proposed new investment advisory agreement is substantively identical to the current investment advisory agreement, except as to the effective and termination dates. The Transaction is not expected to result in any changes to the contractual investment advisory fee rates paid by the Funds to EIM, the portfolio management of the Funds, or the nature and quality of the services provided by EIM and its affiliates to the Funds. The investment objectives, principal investment strategies, investment processes, and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreement.

The Meeting also is being called to elect the Board of Trustees of the Trust. Shareholders of all of the Funds will be asked to elect each of the ten (10) current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees to serve on the Board of Trustees of the Trust.

At the Meeting, the shareholders of each Fund who are entitled to vote at the Meeting will be asked to approve the proposals with respect to that Fund, as described below:

1. Approve a new investment advisory agreement between EIM and the Trust with respect to each Fund.

2. Elect the Board of Trustees of the Trust. The nominees for election to the Board are Michael B. Clement, Christopher P. Conkey, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Lisa M. Jones, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen.

3. Transact such other business that may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” each of the proposals on which you are being asked to vote.

You should read the Proxy Statement attached to this notice prior to completing your proxy card(s). Shareholders of record as of the close of business on June 30, 2026, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. Please note that in order to gain admission to the site of the Meeting, all attendees will need to present a photo identification card to building security after which attendees will be directed to the 3rd floor for participation in the Meeting. At the Meeting, you

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will need photo identification in order to vote. If you hold your shares through a financial intermediary and wish to vote in person at the Meeting, you will need to obtain a legal proxy from your financial intermediary and present that at the Meeting in order to vote. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting on-line or by touch-tone voting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

The Special Meeting of Shareholders of each Fund is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Fund. (The shareholders of all of the Funds will vote collectively as a single class on Proposal 2, which has a Trust-wide quorum requirement.)

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) promptly.

If you directly or indirectly own shares of more than one of the Funds on the record date for the Meeting, please note that each Fund has a separate proxy card, and you should vote on the proposals affecting each Fund in which you own shares.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if at least one-third of the shares of the Trust or a Fund, as applicable, entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Trust or a Fund, as applicable, would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust and each Fund to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote on-line or by telephone.

By Order of the Board of Trustees,

Shane Daly
Secretary

Dated: August [17], 2026

New York, New York

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Preliminary Copy

1290 FUNDS®

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1345 Avenue of the Americas

New York, New York 10105

1-888-310-0416

PROXY STATEMENT DATED AUGUST [17], 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2026

This Proxy Statement is being furnished to the shareholders of 1290 Avantis® U.S. Large Cap Growth Fund, 1290 Diversified Bond Fund, 1290 Essex Small Cap Growth Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 High Yield Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund, 1290 Multi-Alternative Strategies Fund, and 1290 SmartBeta Equity Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees (the “Board”) of proxies for the Special Meeting of Shareholders of the Trust to be held at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on October 27, 2026, at 11:30 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”). Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about August [24], 2026. This Proxy Statement and proxy card(s) also will be available at www.proxyvote.com on or about August [24], 2026.

At the Meeting, the shareholders of each Fund who are entitled to vote at the Meeting will be asked to approve the proposals with respect to that Fund, as described below:

Summary of Proposals	Shareholders Entitled to Vote on the Proposal
1. Approve a new investment advisory agreement between Equitable Investment Management, LLC (“EIM” or the “Adviser”) and the Trust with respect to each Fund.	The shareholders of each Fund will vote separately from the shareholders of each other Fund.
2. Elect the Board of Trustees of the Trust.	The shareholders of all Funds will vote collectively as a single class on the election of each nominee to the Board of Trustees.
3. Transact such other business that may properly come before the Meeting.

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The Trust is organized as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

EIM is the investment adviser and administrator of each Fund. Equitable Distributors, LLC, an affiliate of EIM, provides distribution support services for the Trust. The mailing address for each of these companies and for the Trust’s principal executive officers is 1345 Avenue of the Americas, New York, New York 10105. ALPS Distributors, Inc., 1290 Broadway #1100, Denver, Colorado 80203, serves as the distributor for each Fund’s shares. In addition, the investment sub-advisers listed in Exhibit A serve as investment sub-advisers of certain of the Funds.

Shareholders of record as of the close of business on June 30, 2026 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of preparing, printing and mailing the Proxy Statement and other proxy solicitation materials, the cost of solicitation of proxies, and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, as well as all legal costs relating thereto and to the proposals set forth in the Proxy Statement, will be borne as follows: 82% by Equitable Holdings, Inc., and 18% by the Trust. The expenses to be borne by the Trust will be borne by each class of each Fund. The expenses to be borne by the Trust (other than legal costs) will be allocated among the Funds in proportion to their respective numbers of shareholder accounts; legal costs will be allocated among the Funds in proportion to the average net assets of the Funds. However, the Adviser has agreed to bear proxy expenses that exceed a Fund’s (or its class’s) expense cap. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders to be Held on October 27, 2026

This Proxy Statement, which you should read and retain for future reference, concisely sets forth information about the proposals that you should know before voting. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about August [24], 2026. This Proxy Statement and proxy card(s) also will be available at www.proxyvote.com on or about August [24], 2026.

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The Trust will furnish, without charge, a copy of a Fund’s annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Shareholders may request copies of the Funds’ annual and/or semi-annual reports, free of charge, by writing to the Trust at 1345 Avenue of the Americas, New York, New York 10105 or by calling 1-888-310-0416. These reports are also available online at https://www.1290funds.com.

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OVERVIEW OF PROPOSALS

Proposal 1. The Board is submitting for approval by the shareholders of each of the Funds of the Trust a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of that Fund, and EIM, the Funds’ current investment adviser (EIM is also referred to herein as the “Adviser”). The proposed New Advisory Agreement is substantively identical to the current investment advisory agreement, except as to the effective and termination dates.

EIM is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. On March 26, 2026, Equitable Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corebridge Financial, Inc. (“Corebridge”), Mountain Holding, Inc. (“New Equitable”), Palisade Holding, Inc. (“Corebridge Merger Sub”), and Marcy Holding, Inc. (“Equitable Merger Sub”). The Merger Agreement contemplates an all-stock merger transaction effected by: (a) Corebridge Merger Sub merging into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of New Equitable (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging into Equitable Holdings, with Equitable Holdings surviving such merger as a wholly owned subsidiary of New Equitable (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers, changing the name of New Equitable from “Mountain Holding, Inc.” to “Equitable Holdings, Inc.” The transactions contemplated by the Merger Agreement are referred to herein as the “Transaction.” The Transaction is expected to close on or about January 1, 2027 (the “Closing”), subject to certain conditions. It is anticipated that, as a result of the Transaction, Equitable Holdings stockholders will own approximately 49% of the combined company and Corebridge stockholders will own approximately 51% of the combined company. Shareholders of the Funds are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to consider Proposal 1 (to approve a new investment advisory agreement), which addresses certain matters relating to the Transaction. Proposal 1 is contingent upon the Closing of the Transaction and, if approved, will take effect only if the Transaction closes.

The Funds are subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of EIM. As a result, the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of each Fund, and EIM will automatically terminate at the Closing of the Transaction.

To ensure that the existing investment advisory services provided to the Funds can continue uninterrupted following the Closing of the Transaction, shareholders of each of the Funds are being asked to approve the New Advisory Agreement between

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the Trust, on behalf of that Fund, and EIM. The Transaction is not expected to result in any changes to the contractual investment advisory fee rates paid by the Funds to EIM, the portfolio management of the Funds, or the nature and quality of the services provided by EIM and its affiliates to the Funds. The investment objectives, principal investment strategies, investment processes, and principal risks of the Funds will not change as a result of entering into the proposed New Advisory and Sub-Advisory Agreements.

Currently, EIM and its affiliates do not anticipate that the Transaction will have a material impact on EIM or any affiliate of EIM that provides services to the Funds. EIM’s current leadership and key investment personnel are expected to stay in place, and no change in senior management’s strategy for EIM is anticipated as a result of the Transaction.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of: (i) the requisite approval of the Merger Agreement by the holders of common stock of Equitable Holdings and Corebridge; (ii) requisite regulatory approvals; and (iii) certain third party consents, including approval of new investment advisory agreements by Equitable Holding’s advisory clients, including the Funds, representing a specified percentage of Equitable Holding’s assets under management.

Following the Closing of the Transaction, EIM will be an indirect, wholly-owned subsidiary of New Equitable.

Proposal 2. Under Proposal 2, the shareholders of all of the Funds of the Trust are being asked to elect the Board of Trustees of the Trust. All ten (10) of the current Board members have been nominated to stand for re-election. If elected by shareholders, each such Trustee nominee will continue to serve in that capacity without interruption. The Board also has nominated two (2) new trustee nominees to stand for election to the Board. If a trustee nominee who would be new to the Board is elected by shareholders, the election of the new trustee nominee would be effective, and the new trustee nominee would begin service as a Trustee of the Trust, in January 2027.

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PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EIM AND THE TRUST WITH RESPECT TO EACH FUND

Background on the Proposal

The purpose of Proposal 1 is to approve the New Advisory Agreement between the Trust, on behalf of each of the Funds, and the Adviser to ensure that existing investment advisory services for each Fund of the Trust can continue uninterrupted following the Closing of the Transaction (see the section titled “Overview of Proposals” above for a description of the Transaction). A description of the material terms of the New Advisory Agreement is included below. If a Fund’s shareholders approve Proposal 1, the New Advisory Agreement with respect to that Fund will take effect upon the later of such approval and the Closing of the Transaction. The key personnel responsible for the management operations of the Funds are not expected to change as a result of the Transaction.

As discussed above in the section titled “Overview of Proposals,” pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “change of control.” It is anticipated that the Closing of the Transaction may result in a change of control of the Adviser. As a result, the Current Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser will automatically terminate at the Closing of the Transaction.

The Board has been advised that the parties to the Merger Agreement have entered into the Merger Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act. Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory agreement if (i) for a period of three years after the time of such a transaction, at least 75% of the members of the board of each registered investment company for which the adviser serves are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and (ii) for a period of two years after the time of such a transaction, there is no “unfair burden” (as defined in Section 15(f)) imposed on any such investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable to the assignment. The Board currently satisfies the 75% requirement of Section 15(f), and the Adviser has represented to the Board that it will use reasonable best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

In anticipation of the Transaction, the Board met at a series of meetings, including meetings of the full Board and meetings of the Independent Trustees (as defined herein) separately, commencing in April 2026 and concluding at the Board’s

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July 15-16, 2026 in-person meeting (the “July 2026 Board Meeting”), for purposes of, among other things, considering whether it would be in the best interests of each Fund, and its shareholders, to approve a New Advisory Agreement between the Trust and the Adviser on behalf of the Fund, to take effect upon the Closing of the Transaction, subject to shareholder approval. The form of the New Advisory Agreement is attached hereto as Exhibit C.

The 1940 Act requires that the New Advisory Agreement be approved by a Fund’s shareholders in order for it to become effective. At the July 2026 Board Meeting, and for the reasons discussed below, including the Adviser’s recommendation that the Board approve the New Advisory Agreement with respect to each Fund (see “Matters Considered by the Board” following Proposal 2), the Board, including the Trustees who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the New Advisory Agreement (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Advisory Agreement by shareholders. At the same July 2026 Board Meeting, consistent with its current review and approval process, the Board, including the Independent Trustees, also unanimously approved the renewal of the Current Advisory Agreement with respect to each Fund for an additional one-year period, in connection with the 2026 annual renewal of the Funds’ contractual arrangements. (Notwithstanding the annual renewal, the Current Advisory Agreement with respect to each Fund will automatically terminate at the Closing of the Transaction.)

If a Fund’s shareholders approve Proposal 1, the New Advisory Agreement with respect to that Fund will take effect upon the later of such approval and the Closing of the Transaction. In the event shareholders of a Fund do not approve the New Advisory Agreement for that Fund at the Meeting or any adjournment, postponement or delay thereof prior to the Closing of the Transaction, the Current Advisory Agreement would terminate upon the Closing of the Transaction and the Adviser would not be able to serve as adviser for that Fund. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment advisory agreement between the Adviser and the Trust with respect to that Fund with a duration of no more than 150 days, seeking approval of a new investment advisory agreement, or reorganizing the Fund with and into another investment company in the fund complex.

Comparison of the Current Advisory Agreement and the New Advisory Agreement

Under the Current Advisory Agreement between the Adviser and the Trust, the Adviser serves as the Funds’ investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of the Current Advisory Agreement for each Fund and the date on which it was last approved by shareholders are provided in Exhibit B.

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Under the New Advisory Agreement, each Fund will pay an investment advisory fee at the same rate that it pays under the Current Advisory Agreement, and there will be no change in the services provided to the Fund by the Adviser. The terms of the New Advisory Agreement are substantively identical to the terms of the Current Advisory Agreement, except as to the effective and termination dates. The material terms of the Current and New Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for any of the Funds are proposed in the New Advisory Agreement. Under the New Advisory Agreement, each Fund will pay an investment advisory fee at the same rate that it pays under the Current Advisory Agreement. Under the Current Advisory Agreement and the New Advisory Agreement, a Fund pays the Adviser an investment advisory fee based on the amount of assets within the Fund. For certain of the Funds, the rate of the investment advisory fee will decrease as a Fund’s assets increase beyond specific thresholds. Each Fund’s investment advisory fee, payable monthly, is calculated based upon the average daily net assets of the Fund pursuant to the fee schedule set forth in Exhibit C. The effective advisory fee rate (net of fee waivers and expense reimbursements, where applicable) for each Fund as a percentage of average daily net assets and the advisory fees paid by each Fund to the Adviser during the fiscal year ended October 31, 2025, are listed in Exhibit D.

Services. Under the New Advisory Agreement, each Fund will continue to receive the same services it receives under the Current Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement appoint the Adviser as the investment adviser with responsibility for the management and investment of each Fund’s assets, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in the respective agreement.

Description of Adviser’s Responsibilities. Both the Current Advisory Agreement and the New Advisory Agreement include a detailed description of the Adviser’s general responsibilities with respect to the Funds, including, among other things: (1) providing a continuous investment program for the Funds; (2) monitoring the implementation of each Fund’s investment program; (3) assessing each Fund’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Fund and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Funds; (6) making recommendations to the Board regarding the investment programs of the Funds, including any changes to a Fund’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Appointment of Sub-Advisers. No changes to the authority of the Adviser to appoint investment sub-advisers are proposed in the New Advisory Agreement. Both the Current Advisory Agreement and the New Advisory Agreement authorize the Adviser to, among other things, hire one or more investment sub-advisers to provide the day-to-day implementation of an investment program for the Funds, subject

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always to the overall supervision and monitoring of the Adviser and the oversight of the Trust’s Board and provided that any such investment sub-advisory agreement is in compliance with the 1940 Act.

The Trust and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Trust’s Board, to appoint unaffiliated sub-advisers or to replace an existing sub-adviser with an unaffiliated sub-adviser, as well as change the terms of a contract with an unaffiliated sub-adviser, without submitting the contract to a vote of the Fund’s shareholders (the “Exemptive Order”). The Funds will notify shareholders of any change in the identity of a sub-adviser of a Fund, the addition of a sub-adviser to a Fund, or any material change in the terms of a contract with an unaffiliated sub-adviser. In this event, the name of the Fund and its investment strategies may also change. Seven of the eight Funds currently rely on the Exemptive Order. One of the Funds currently does not have a sub-adviser, but is permitted to rely on the Exemptive Order.

Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. Both the Current Advisory Agreement and the New Advisory Agreement state that, in connection with the delegation of responsibilities to an investment sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the sub-adviser; (2) assessing a sub-advised Fund’s investment focus and furnishing the Board with periodic reports concerning the sub-adviser; (3) allocating and reallocating the assets of a sub-advised Fund, or a portion thereof, managed by one or more sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program with respect to a sub-advised Fund (or portion thereof); (5) causing the sub-adviser to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating the sub-adviser.

Limitation on Liability. Both the Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the agreement.

Term and Continuance. The New Advisory Agreement provides for the same terms with respect to the initial term and continuation of the agreement as the Current Advisory Agreement. After an initial two-year term, the New Advisory Agreement would continue in effect from year-to-year with respect to a Fund so long as such continuance is specifically approved at least annually: (1) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (2) by the Board or, with respect to a Fund, by an affirmative vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares. Notwithstanding the initial two-year term of the New Advisory Agreement, the Board intends to conduct annual contract reviews in 2027 and 2028 consistent with its

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current review and approval process. (The Current Advisory Agreement is beyond its initial two-year term and, as such, is subject to annual continuation.)

Termination. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Fund on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the applicable Fund. The Current Advisory Agreement provides for the same terms with respect to termination as the New Advisory Agreement.

For more complete information and for all of the provisions of the New Advisory Agreement, please refer to the form of the New Advisory Agreement attached to this Proxy Statement as Exhibit C.

The Adviser has entered into investment sub-advisory agreements with investment sub-advisers with respect to certain Funds of the Trust, pursuant to which a sub-adviser provides the day-to-day implementation of an investment program for all, or a portion, of a Fund’s assets and provides certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the Board. Pursuant to each investment sub-advisory agreement, the Adviser, and not a Fund, pays a sub-advisory fee to the sub-adviser. The Adviser and the Trust have obtained from the SEC an exemptive order (i.e., the Exemptive Order) that permits the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and to amend the investment sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, under the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser (an “Affiliated Sub-Adviser”) unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected Fund’s shareholders.

With respect to each of the sub-advised Funds, the Adviser has entered into an investment sub-advisory agreement with an unaffiliated sub-adviser, and each such agreement provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event the investment advisory agreement between the Adviser and the Trust on behalf of the relevant sub-advised Fund terminates for any reason. The investment sub-advisory agreements with these unaffiliated sub-advisers will automatically terminate at the Closing of the Transaction. However, pursuant to the Exemptive Order, the new investment sub-advisory agreements with these unaffiliated sub-advisers require Board approval, but do not require shareholder approval. Accordingly, shareholders are not being asked to approve these agreements; the Adviser anticipates relying on the Exemptive Order to enter into new investment sub-advisory agreements with the current, unaffiliated sub-advisers to the sub-advised Funds. Other than certain clerical updates and the effective and termination dates, the terms of each new investment sub-advisory agreement are substantively identical to the terms of the corresponding current investment sub-advisory agreement. The new investment sub-advisory agreement between the

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Adviser and the unaffiliated sub-adviser with respect to a sub-advised Fund will not take effect until the corresponding New Advisory Agreement for that sub-advised Fund has been approved by shareholders. A list of the unaffiliated sub-advisers is provided in Exhibit A.

Information about the Adviser

The Adviser is organized as a Delaware limited liability company and is an indirect, wholly-owned subsidiary of Equitable Holdings. Following the Closing of the Transaction, the Adviser will be an indirect, wholly-owned subsidiary of New Equitable. The principal offices of the Adviser are located at 1345 Avenue of the Americas, New York, New York 10105. As of June 30, 2026, the Adviser and its advisory affiliate, Equitable Investment Management Group, LLC, had approximately $134.8 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Adviser, as of the date of this Proxy Statement. The address of each individual is 1345 Avenue of the Americas, New York, New York 10105.

Name	Title/Responsibilities
Steven M. Joenk	Director, Chairman of the Board and Chief Executive Officer
Jessica L. Baehr	Director and President
Kenneth T. Kozlowski	Director, Executive Vice President and Chief Investment Officer
Brian E. Walsh	Director and Senior Vice President
Shane Daly	Executive Vice President, General Counsel and Secretary
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer
Andrew C. Houston	Senior Vice President and Chief Operating Officer

Messrs. Steven Joenk, Brian Walsh, James Kelly, Joseph Paolo, Kenneth Kozlowski, James Chen, Andrew Houston, Kevin McCarthy, Xavier Poutas, Shane Daly, and Trayne Wheeler, and Mses. Jessica Baehr, Miao Hu, Maureen Kane, Victoria Zozulya, Cheryl Cherian, Artemis Brannigan, Aysha Pride, Jennifer Mastronardi, Michelle Gallo, Roselle Ibanga, Lisa Perrelli, and Helen Espaillat are currently officers (and, in the case of Mr. Joenk, also a Trustee) of the Trust and officers or directors of the Adviser. Certain officers of the Trust who are not directors of the Adviser own securities of Equitable Holdings and Equitable Financial Life Insurance Company (“Equitable Financial”); the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

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Information regarding the advisory fees charged by the Adviser (or advisory affiliate Equitable Investment Management Group, LLC) to other mutual funds with similar investment objectives that it advises is provided in Exhibit F.

Additional Fee Information

The Adviser and its affiliates provide services to the Funds that include management, administration, distribution support, and brokerage services. If the shareholders of a Fund approve the New Advisory Agreement, the Adviser and its affiliates will continue to provide these services to the Fund.

Administration Fees

EIM provides administrative services to the Trust. The administrative services provided to the Trust by EIM include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, each Fund pays EIM an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly and is subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable. The administration fees paid by the Funds to EIM for the fiscal year ended October 31, 2025, are listed in Exhibit E.

Brokerage Commissions

To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or a sub-adviser, with brokers that are affiliates of such brokers, or with unaffiliated brokers that trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended October 31, 2025, the Funds paid brokerage commissions to affiliated brokers as described in Exhibit E.

Required Vote for Proposal 1

The shareholders of each Fund will vote on the approval of Proposal 1 with respect to that Fund separately from the shareholders of each other Fund. The shareholders of all classes of a Fund will vote collectively as a single class on Proposal 1. Approval of Proposal 1 with respect to a Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 1, “voting securities” refers to the shares of a Fund.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 1.

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PROPOSAL 2: ELECTION OF THE BOARD OF TRUSTEES

Background on the Proposal

Under Proposal 2, the shareholders of all of the Funds are being asked to elect each of the ten (10) Trustee nominees who serve as current members of the Board of Trustees of the Trust, as well as two (2) new trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of the Trust.

The fund complex currently includes two registered investment companies — the Trust and EQ Advisors Trust. EIM serves as the investment adviser and administrator to the Trust and as the administrator to EQ Advisors Trust, and Equitable Investment Management Group, LLC, an affiliate of EIM, serves as the investment adviser to EQ Advisors Trust. Prior to January 1, 2023, Equitable Investment Management Group, LLC served as the investment adviser to the Trust. These investment companies share certain administrative, legal, compliance, marketing and other functions. Currently, the Board that oversees each registered investment company in the fund complex is comprised of the same 10 trustees. Assuming that the proposal for the election of the twelve (12) Nominees is approved by the shareholders of the Trust (and, by means of a separate proposal in a separate proxy statement, the shareholders of EQ Advisors Trust), the same Board members would continue to oversee both the Trust and EQ Advisors Trust.

The current Board and its Governance Committee, which consists of all of the current Independent Trustees of the Trust, have determined to increase the size of the Board from 10 to 12 members, effective January 1, 2027, and have proposed for election by shareholders all of the 10 current members of the Board, as well as two new Board members. The Board’s current Trustees are Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trust. Messrs. Clement, Foley, McMeekin, Perry and Schpero and Mses. Haverland, Haydel, Laughton and Stephensen are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust. The Board’s Governance Committee identified the two new Nominees to the Board – Christopher P. Conkey and Lisa M. Jones — through the use of a third party search firm and extensive interviews with multiple candidates. If elected by shareholders, Mr. Conkey and Ms. Jones would be Independent Trustees of the Trust.

As part of its evaluation of this proposal, the Governance Committee of the Board considered a number of factors, including that the increased size, diversity, skill sets and depth of experience of the Board should enhance the Board’s ability to respond to the increasing complexities of the mutual fund business. The Governance Committee also considered that, as the mandatory retirement date for certain current Board members approaches, it would be advisable to elect two new Board members now so that these new Board members can serve alongside the current Board members as they become increasingly familiar with the Trust and the Funds and their compliance, regulatory and risk management oversight responsibilities.

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Upon the recommendation of the Governance Committee, the Board unanimously determined to recommend that shareholders of the Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with the Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card(s) intend to vote at the Meeting (unless otherwise directed) in favor of the election of the Nominees named below as Trustees of the Trust. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of this proposal. Subject to the foregoing, if Mr. Conkey and Ms. Jones are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, in January 2027.

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trust. The business address of all Nominees is c/o 1290 Funds, 1345 Avenue of the Americas, New York, New York 10105. Messrs. Clement, Conkey, Foley, McMeekin, Perry and Schpero and Mses. Haverland, Haydel, Jones, Laughton and Stephansen are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

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The Governance Committee also considered that, if the Nominees are elected by shareholders, all but one of the members of the Board will be Independent Trustees and that the Chairman of the Board will be an Independent Trustee.

Name and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*
Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee from June 2014 to present**; Chief Executive Officer from June 2014 to present; President from September 2023 to present	Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (May 2011 to November 2021 and August 2023 to January 2024) of Equitable Investment Management, Group LLC; Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to January 2024) of EIM; Chief Investment Officer (April 2017 to April 2024) of Equitable Financial Investment Management, LLC; and employee (September 1999 to present) of Equitable Financial.	117	None.
Independent Nominees
Michael B. Clement (1957)	Trustee	January 2019 to present**	Retired. Previously, Professor of Accounting, University of Texas, from 1997 to 2002 and 2004 to August 2024 (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023.	117	Adamas Trust, Inc.

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Name and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Christopher P. Conkey (1960)	Consultant† and Trustee	**, †	Retired. Previously, Special Adviser to the Chief Executive Officer (2024), Head of Public Markets, 2017 to 2023, Global Chief Investment Officer, 2014 to 2023, and Global Equity Chief Investment Officer, 2010 to 2014, Manulife Investment Management; Chief Investment Officer, 2004 to 2007, and Equity Chief Investment Officer, 2001 to 2004, Evergreen Investments.	117 if elected at the Meeting and at a separate meeting of the shareholders of EQ Advisors Trust	CQS Management Limited (UK) (2024); Manulife Investment Management (Europe) Limited (2010-2024); Manulife Investment Management (US) LLC (2010-2024); Manulife Investment Management (North America) Limited (2010-2023)
Donald E. Foley (1951)	Trustee	June 2014 to present**	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	117	Wilmington Funds (10)
Patricia M. Haverland (1956)	Trustee	April 2022 to present**	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	117	None.
Marcia Haydel (1962)	Trustee	January 2024 to present**	Retired. Previously, founding Partner and Managing Director, Performance Equity Management, 2005 to 2024.	117	None.

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Name and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Lisa M. Jones (1962)	Consultant† and Trustee	**, †	Retired. Previously, Director, Chief Executive Officer and President, Amundi US, Inc., Amundi Asset Management US, Inc., and Amundi Distributor US, Inc. (2014-2025); Managing Director, Morgan Stanley Investment Management, 2010 to 2013; Director of Institutional Business, CEO of International, Eaton Vance Management, 2005 to 2010.	117 if elected at the Meeting and at a separate meeting of the shareholders of EQ Advisors Trust	Clearwater Analytics Holdings, Inc. (2022-2026); Pioneer Funds (46) (registered open- and closed-end funds) (2017-2025); Amundi Holdings US, Inc. (2017-2025)
Kimberly Thompson Laughton (1963)	Trustee	January 2024 to present**	Retired. Previously, President, Schwab Charitable, 2011 to 2021 (and, prior thereto, Vice President from 2007 to 2011); various positions at Charles Schwab Corporation, including Vice President – Mutual Funds enterprise from 2003 to 2005, and Vice President – Fixed Income enterprise from 1999 to 2002.	117	None.
H. Thomas McMeekin (1953)	Trustee	June 2014 to present**	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC, 2015 to present. Previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	117	Wilmington Funds (10)

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Name and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Jeffery S. Perry (1965)	Trustee	April 2022 to present**	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm), 2020 to present. Previously, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	117	Fortune Brands Innovations, Inc.; MasterBrand, Inc.
Gary S. Schpero (1953)	Chairman of the Board	Independent Trustee from June 2014 to present; Lead Independent Trustee from June 2014 to September 2017; Chairman of the Board from October 2017 to present**	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	117	Blackstone Funds (3)
Kathleen Stephansen (1954)	Trustee	January 2019 to present**	Senior Economist, Haver Analytics, 2019 to present. Previously, Senior Economic Advisor, Boston Consulting Group, 2016 to 2019; Chief Economist, Huawei Technologies USA Inc., 2016 to 2017.	117	None.

†	Mr. Conkey and Ms. Jones each will serve as a consultant to the Board effective September 1, 2026, to advise the Board on matters relating to the mutual fund industry, which includes, but is not limited to, participation and attendance at regularly-scheduled and special meetings of the Board and/or committees of the Board and advice on investment performance, distribution activities, compliance and other matters. If Mr. Conkey and Ms. Jones are elected by shareholders, their elections would be effective, and they would begin service as Trustees of the Trust, in January 2027.
*	Affiliated with the investment adviser.
**

Each Nominee elected will serve during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that

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currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 76 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

***	The registered investment companies in the fund complex include the Trust and EQ Advisors Trust. Mr. Joenk serves as Trustee, Chief Executive Officer, and President for the Trust and EQ Advisors Trust. Mr. Schpero serves as Chairman of the Board for the Trust and EQ Advisors Trust.

Qualifications and Experience of the Nominees

The current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the current Board considered a wide variety of information about the Nominee, and multiple factors contributed to the current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to the current Board’s conclusion that the Nominee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that the current Board believes support a conclusion that the Nominee should serve as Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies, and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including EQ Advisors Trust, another registered investment company in the fund complex.

Independent Nominees

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, multiple years of service on the board of a real estate investment trust, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex.

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Christopher P. Conkey — Mr. Conkey has a background in the financial services industry, experience in senior management positions, including as chief investment officer, with both insurance-affiliated and bank-owned asset management firms, multiple years of service on the boards of a large financial services firm and its affiliated companies as well as non-profit organizations and a college, and background as a portfolio manager.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex.

Patricia M. Haverland — Ms. Haverland has held senior management positions regarding pension plans for financial services and other companies, has multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex, and has experience overseeing outside investment managers for pension plans, serving on an advisory council for the U.S. Department of Labor, and serving on the boards of non-profit organizations. Ms. Haverland holds the Chartered Financial Analyst designation.

Marcia Haydel — Ms. Haydel has a background in the financial services industry, experience in senior management positions with an asset management firm, multiple years of service on the board of a private company, multiple years of service as an advisory board member of private equity companies, and background as a portfolio manager. Prior to her election to the Trust’s Board of Trustees, Ms. Haydel served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.

Lisa M. Jones — Ms. Jones has a background in the financial services industry, experience in senior management positions with asset management firms, and multiple years of service on the boards of public and private companies and a non-profit organization, including experience serving as a member of the Board of Governors of the Investment Company Institute and the Advisory Board of the Institutional Investor Institute.

Kimberly Thompson Laughton — Ms. Laughton has a background in the financial services industry, experience in senior management positions with a large financial services firm and non-profit donor-advised fund, and multiple years of service on the boards of non-profit organizations. Prior to her election to the Trust’s Board of Trustees, Ms. Laughton served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex from September 1, 2023 to December 31, 2023.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and has multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex.

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Jeffery S. Perry — Mr. Perry has multiple years of experience as a management consultant, including experience as a partner at a global Big 4 professional services firm, multiple years of service on the boards of public and non-profit organizations and a college, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, senior management experience with a large financial services firm, and multiple years of service as a Trustee of the Trust and EQ Advisors Trust, another registered investment company in the fund complex.

Board Structure

The Board currently is comprised of 10 Trustees. Nine (9) of the 10 current Trustees are Independent Trustees. Mr. Joenk is an Interested Trustee. The current Board has appointed Gary S. Schpero to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws.

The Board holds seven regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person, by videoconference, or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of Funds offered by the Trust and the other registered investment company in the fund complex, the number of Trustees overseeing the Trust and the other registered investment company in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structures and its offering as a retail investment product.

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Risk Oversight of the Trust

The management of various risks relating to the administration and operation of the Trust and its Funds is the responsibility of EIM and the other service providers, including (in the case of certain Funds) any sub-advisers, retained by the Trust or EIM, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the Trust and the risk of conflicts of interest affecting EIM (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, EIM and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, Chief Compliance Officer (“CCO”) and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from EIM on the investments and securities trading of the Funds, as well as reports from EIM, in its capacity as the Funds’ Valuation Designee, regarding the valuation of those investments. Additionally, the Board meets regularly with the Trust’s Director of Risk with respect to EIM’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular

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basis, including (in the case of certain Funds) the sub-advisers to the Funds, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires EIM to report to the Board on other matters relating to risk management on a regular and as-needed basis. Most of the Funds’ operations are carried out by various service providers; the Board’s oversight of the risk management processes of those service providers, including processes to address business continuity, cybersecurity and other operational issues, is inherently limited.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2025. Mr. Clement serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight and review the compensation arrangements of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with EIM to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of EIM or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s ability to qualify as an Independent Trustee (i.e., to not be an “interested person” (as defined in the 1940 Act) of the Trust). The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by

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shareholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Board. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee held five (5) meetings during the fiscal year ended October 31, 2025. Mr. McMeekin serves as the Chair of the Governance Committee. A copy of the written charter for the Governance Committee is attached to this Proxy Statement as Exhibit J.

The Investment Committee’s function is to assist the Board in its oversight of Fund investment operations and performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at EIM and, in the case of certain Funds, the sub-advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, meet individually and engage in extensive discussions, along with management representatives and outside legal counsel, with the portfolio managers, as applicable, to the Funds during in-person or videoconference presentations made throughout the year. The Investment Committee held five (5) meetings during the fiscal year ended October 31, 2025. Mses. Haverland and Stephansen and Mr. Foley serve as the co-Chairs of the Investment Committee.

During the fiscal year ended October 31, 2025, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Compensation

No director, trustee, member, officer (other than the Trust’s CCO), or employee of EIM or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

For services to the Trust and EQ Advisors Trust, each Independent Trustee receives an annual retainer of $465,000, paid in quarterly installments, which covers all regular, committee, and special meetings. In addition, the Chairman of the Board receives an annual retainer of $180,000; the Chair of the Audit Committee receives an annual retainer of $50,000; the Chair of the Governance Committee receives an annual retainer of $70,000; and each of the co-Chairs of the Investment Committee receives an annual retainer of $50,000. The Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with serving as an Independent Trustee, including expenses associated with attending Board or Committee meetings. The Independent Trustees are not expected to increase the compensation set forth above as part of this proposal.

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Mr. Conkey and Ms. Jones each will serve as a consultant to the Board effective September 1, 2026, and continuing until he or she begins service as a Trustee of the Trust in January 2027. Each will be paid $100,000, in two installments, for his or her services as a consultant through December 31, 2026, plus an additional, pro rata amount, for the actual period of the consultancy.

Information regarding compensation paid to the Independent Trustees for the most recent fiscal year ended October 31, 2025, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended October 31, 20251

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Michael B. Clement	$4,275	$0	$0	$485,000
Donald E. Foley	$4,275	$0	$0	$485,000
Patricia M. Haverland	$4,275	$0	$0	$485,000
Marcia Haydel	$3,900	$0	$0	$442,500
Kimberly Thompson Laughton	$3,900	$0	$0	$442,500
H. Thomas McMeekin	$4,418	$0	$0	$501,250
Jeffery S. Perry	$3,900	$0	$0	$442,500
Gary S. Schpero	$5,387	$0	$0	$611,250
Kathleen Stephansen	$4,275	$0	$0	$485,000

[1]	The compensation reported in this table reflects the compensation arrangements in effect during the fiscal year ended October 31, 2025.
[2]	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as a trustee of 118 series of the two (2) trusts in the fund complex (i.e., the Trust and EQ Advisors Trust) during the fiscal year ended October 31, 2025.

Additional Information

Additional information on Proposal 2, including information regarding Trustee/Nominee ownership of Fund shares and information regarding the officers of the Trust, is included in Exhibit I.

Shareholder Communications

The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Shane Daly, Secretary of 1290 Funds, 1345 Avenue of the Americas, New York, New York 10105, who will forward such communication to the Trustee(s) as appropriate.

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Required Vote for Proposal 2

The shareholders of all Funds of the Trust will vote collectively as a single class on Proposal 2. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. The approval of one Nominee is not contingent on the approval of the other Nominees.

The current Trustees of the Trust recommend that shareholders vote “FOR” each Nominee in Proposal 2.

MATTERS CONSIDERED BY THE BOARD

Consideration and Approval of New Advisory and Sub-Advisory Agreements

As described above, it is anticipated that the Closing of the Transaction will result in an indirect change of control event for the Adviser, which in turn will result in the automatic termination of the current advisory agreement for the Funds and, for the sub-advised Funds, the current sub-advisory agreements with the various unaffiliated sub-advisers (the “Sub-Advisers”) (collectively, the “Current Agreements,” for purposes of this section). The decisions by the Board, including a majority of those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the 1940 Act) of such parties or the Trust (the “Independent Trustees”), to approve the proposed new advisory agreement and the proposed new sub-advisory agreements (collectively, the “New Agreements”), and to recommend approval1 of the proposed new advisory agreement by shareholders of each Fund, were based on the Board’s determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Fund for the Adviser and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, following the Closing of the Transaction. The Board considered the advice, with respect to the New Agreements, provided by legal counsel to the Funds and the Adviser, including advice relating to the process and timing of seeking shareholder approval of the New Agreements.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by the Adviser and the Sub-Advisers under the Current Agreements and to be provided under the New Agreements. This review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Agreements at an in-person meeting of the Board held on July 15-16, 2026 (the “July 2026 Board Meeting”). During the review process that led to its approval of the renewal of the Current Agreements, the Board also considered and approved the New Agreements.

[1]	As discussed in Proposal 1 above, the proposed new sub-advisory agreements with the unaffiliated sub-advisers require Board approval, but do not require shareholder approval. Accordingly, shareholders are not being asked to approve these agreements.

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At the July 2026 Board Meeting, the Board concluded, in light of all the factors it considered, that the approval of the Current Agreement(s) for each Fund was in the best interests of that Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. In reaching its decision to renew the Current Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Current Agreement and whether the Current Agreement was in the best interests of the Fund and its shareholders. In connection with its deliberations, the Board took into account a broad range of information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Funds are in many cases the result of review and discussion between the Trustees and the Adviser in prior years and that the Trustees’ conclusions may take into account conclusions reached during their consideration of these same arrangements in prior years. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits (if any) to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser, and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). The Board’s decision to renew the Current Agreement(s) with respect to each Fund was not based on a single identified factor but rather reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual renewal process. Each Trustee may have attributed different levels of importance to the various factors and information considered in connection with the renewal process. A description of the process followed by the Board in its approval of the continuation of the Current Agreements at the July 2026 Board Meeting, including the information reviewed, certain material factors considered, and certain related conclusions reached, will be provided in the Trust’s Form N-CSR filing for the period ending October 31, 2026.

In connection with its approval of the New Agreements at the same July 2026 Board Meeting, the Board considered its conclusions in connection with its approvals of the Current Agreements, including the Board’s general satisfaction with the nature and quality of services being provided to each Fund.

In addition to the information it considered in approving the Current Agreements, in considering the New Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the operations, personnel, organizational structure, capitalization, and financial and

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other resources of the Adviser and its affiliates that render distribution support, compliance, and other services to the Funds. When making its decisions at the July 2026 Board Meeting, the Board took into account that the Adviser had discussed with the Board, on multiple occasions since the Transaction had been announced, the potential impacts of the Transaction on the Funds and on the Adviser and its affiliates providing services to the Funds, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from the Adviser specifically relating to the Transaction. The Independent Trustees requested and received from their legal counsel ongoing advice regarding the Board’s legal duties, and with assistance from their counsel, prepared written inquiries to the Adviser regarding the Transaction, including details regarding the ownership and control structure of the Adviser and its affiliated entities both before and after the Transaction. The Board received and evaluated responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through telephonic and in-person meetings of the Independent Trustees (which, at times, included one Board member who is not an Independent Trustee), including thorough discussions at the Board’s June 16-18, 2026 in-person meeting and the July 2026 Board Meeting.

At its July 2026 Board Meeting, the Board engaged in a review and analysis of additional information regarding the proposed Transaction and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of Equitable Holdings and its subsidiaries throughout implementation of the Transaction and thereafter. In this connection, the Board considered that the Transaction is being implemented as a result of a business plan of Equitable Holdings, a publicly held company, that the Board generally has been satisfied with the nature and quality of the services provided to each Fund, including investment advisory, administrative, and support services, and that it would be in each Fund’s best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered the Adviser’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within New Equitable’s (i.e., the new parent company’s) combined business structure going forward.

At its July 2026 Board Meeting, the Board considered that, if shareholders approve the New Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the New Agreements, notwithstanding the initial two-year term set forth in the New Agreements. For example, if the New Agreements are approved by shareholders in 2026, the New Agreements normally would not need to be considered for renewal until 2028. However, the Board currently intends to conduct annual reviews of such contracts during 2027 and 2028, and the Adviser has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis, the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds.

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Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreements.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreements for the Funds, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates. The Board considered the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser and the relevant Sub-Advisers; the ability of the Adviser and each Sub-Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the respective Funds; the potential implications of any additional regulatory requirements imposed on the Adviser or the relevant Sub-Advisers or Funds following the Transaction; and any anticipated changes to the investment and other practices of the Funds. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Transaction is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that the Transaction is not expected to lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds or the resources available to the Adviser and its affiliates for servicing the Funds. The Board also considered representations by the Adviser and its affiliates, including senior investment management personnel, indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the applicable New Agreement as are provided thereby under the corresponding Current Agreement; and (2) the Transaction is not expected to result in changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other key personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

The Board noted that there are no changes in the fees payable and services provided between the Current and New Agreements. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the terms of each New Agreement, including the fees payable thereunder, are substantively identical to the terms of the corresponding Current Agreement. The Board noted that no changes were proposed to the allocation of responsibilities between the Adviser and any Sub-Adviser, and that the sub-advised Funds’ Sub-Advisers will continue to be responsible for day-to-day implementation of an investment program, and making investment decisions and placing orders for the purchase and sale of securities, on behalf of the applicable Funds, subject to oversight of the Board and the Adviser.

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With respect to the performance of the Funds, the Board considered peer group and benchmark investment performance comparison data relating to each Fund in connection with its approvals of the Current Agreements at the July 2026 Board Meeting. The Board considered that the portfolio investment personnel responsible for the management of the respective Funds were expected to continue to manage the Funds following the completion of the Transaction, and the investment strategies of the Funds were not expected to change as a result of the Transaction. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

Based on their review, the Independent Trustees found that the nature, extent and quality of services to be provided to the Funds under each respective New Agreement were satisfactory and supported approval of the New Agreements.

Fees and Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee, in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser. In this regard, the Board considered its review, at the July 2026 Board Meeting, of comparative fee and expense information for each Fund provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board considered that the fee schedule, including the breakpoint schedule (as applicable), for each Fund under its New Agreement(s) is identical to that under the corresponding Current Agreement(s). The Board also noted that the Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act and that the Adviser has represented to the Board that it will use its best efforts to ensure that it and its affiliates will not take any action that imposes an “unfair burden” on any of the Funds as a result of the Transaction or any express or implied terms, conditions or understandings applicable to the assignment, for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee and each Sub-Adviser’s sub-advisory fee, as applicable, under the New Agreements are fair and reasonable.

Profitability and Costs

The Board considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board, at its July 2026 Board Meeting, reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2025, which was the

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most recent fiscal year for the Adviser and its affiliates. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on the Adviser’s profitability. The Board further considered that there were no changes to the advisory or administration fee rate schedules to be paid by any Fund, and no changes to the sub-advisory fee rate schedules to be paid by the Adviser with respect to any sub-advised Fund, as a result of the Transaction. The Board concluded that the Adviser’s level of profitability for its advisory activities under the New Agreements would continue to be reasonable in light of the services provided.

In addition, with respect to the sub-advised Funds, the Board noted at its July 2026 Board Meeting that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Current Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of advisory fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by waiving all or a portion of the advisory fee or other fees or making payments to a fund so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. In this regard the Board considered its review, at the July 2026 Board Meeting, of the advisory fee and sub-advisory fee rate schedules, as applicable, of the Funds, and noted that the fee rate schedules will not change under the New Agreements. The Board also considered that the contractual expense limitation arrangements that are currently in place for the Funds will not change as a result of the Transaction. Based on their review, including

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the considerations in the annual review of the Current Agreements, the Independent Trustees determined that the investment advisory fees and breakpoint schedules, as applicable, continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreements.

“Fall-Out” and Other Benefits

The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements. In this regard, the Board considered, at the July 2026 Board Meeting, the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Funds and receives compensation for acting in this capacity. The Board also noted that Equitable Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. Equitable Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board noted that as the applicable policies and operations of the Adviser and its affiliates with respect to the Funds were not anticipated to change significantly after the Transaction, such fall-out benefits were expected to remain after the Transaction. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered, at the July 2026 Board Meeting, the possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in “soft dollar” transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers currently serve as investment sub-advisers for other funds advised by the Adviser or Equitable Investment Management Group, LLC and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with

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respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. The Board noted that as the applicable policies and operations of the Sub-Advisers with respect to the sub-advised Funds were not anticipated to change significantly after the Transaction, such fall-out benefits were expected to remain after the Transaction. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Based on the foregoing and other relevant considerations, at the July 2026 Board Meeting, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, voted to approve the New Agreements and to recommend approval of the New Agreements by shareholders of the Funds, as applicable. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the New Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions, which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements and to recommend approval of the New Agreements to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

Trust	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2025
Audit Fees[1]	$579,552	$428,710
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$206,930	$210,182
All Other Fees[4]	$0	$0
Non-Audit Fees[5]	$0	$0

[1]	Reflects aggregate fees billed for each fiscal year for professional services rendered by PwC for the audit of the Trust’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

35

[2]	Reflects aggregate fees billed for each fiscal year for assurance and related services rendered by PwC that were reasonably related to the performance of the audit of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Portfolio. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
[3]	Reflects aggregate fees billed for each fiscal year for professional services rendered by PwC for tax compliance, tax advice and tax planning. Such services include preparing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and preparing excise tax returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
[4]	Reflects aggregate fees billed for each fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
[5]	Reflects aggregate fees billed for each fiscal year for non-audit services rendered by PwC to the Trust.

The Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the Trust require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment. The Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to EIM (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with EIM that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ADDITIONAL INFORMATION

Shareholders of a Fund may have family members living in the same home who also own shares of a Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Trust will, until notified otherwise, send only one copy of an annual or semi-annual shareholder report or Proxy Statement or Notice of Internet Availability of Proxy Statement to each household address. If you would like to receive separate documents for each account holder, please call the Trust at 1-888-310-0416 or write to the Trust at 1345 Avenue of the Americas, New York, New York 10105. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of such documents and would prefer to receive a single copy of such documents, please call or write the Trust at the phone number or address listed above.

36

VOTING INFORMATION

The following information applies to each Fund for which you are entitled to vote.

Voting Rights

Shareholders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

Each whole share of a Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit H attached to this Proxy Statement shows the number of outstanding shares of the Trust and each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” each applicable proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation addressed to: Shane Daly, Secretary of 1290 Funds, 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The Adviser has advised the Trust that certain shares are registered to the Adviser or its affiliates. These shares will be voted by the Adviser and its affiliates “FOR” or “AGAINST” approval of the proposals, or as an abstention or withheld, in the same proportion as other shareholders have voted.

Prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote and Quorum

The shareholders of each Fund will vote on the approval of Proposal 1 with respect to that Fund separately from the shareholders of each other Fund. The shareholders of all classes of a Fund will vote collectively as a single class on Proposal 1. Approval of Proposal 1 with respect to a Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These

37

percentages are required by the 1940 Act. With respect to Proposal 1, “voting securities” refers to the shares of a Fund. With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of a Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Fund.

The shareholders of all of the Funds of the Trust will vote collectively as a single class on Proposal 2. To be elected as Trustees under Proposal 2, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. With respect to Proposal 2, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The approval of one Nominee is not contingent on the approval of the other Nominees.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposal 1 because the proposal requires the affirmative vote of a specified majority of the applicable Fund’s outstanding voting securities. However, abstentions and broker non-votes will not have an effect on Proposal 2, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the Nominees, and the officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of each Fund.

As of the Record Date, except as set forth in Exhibit G attached to this Proxy Statement, to the Trust’s knowledge, no person owned beneficially or of record more than 5% of any class of the outstanding shares of a Fund. Shareholders owning more than 25% of the outstanding shares of the Trust or a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies

Solicitation of proxies is being made by the Trust primarily by the mailing of this Proxy Statement with its enclosures on or about August [24], 2026. The principal solicitation will be by mail, but proxies also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies by mail with the enclosed proxy card(s), or via telephone or the Internet by following the simple

38

instructions on the enclosed proxy card(s). In lieu of executing a proxy card, you may attend the Meeting in person. The Trust will request that brokers or nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares.

The cost of the Meeting, including the expenses of preparing, printing and mailing the Proxy Statement and other proxy solicitation materials, the cost of solicitation of proxies, and the expenses associated with reimbursing brokers or nominees who hold shares of a Fund in their names for their reasonable expenses in forwarding solicitation material to the beneficial owners of those shares, as well as all legal costs relating thereto and to the proposals set forth in the Proxy Statement, will be borne as follows: 82% by Equitable Holdings, and 18% by the Trust. The expenses to be borne by the Trust are estimated to be $[   ] and will be borne by each class of each Fund. The expenses to be borne by the Trust (other than legal costs) will be allocated among the Funds in proportion to their respective numbers of shareholder accounts; legal costs will be allocated among the Funds in proportion to the average net assets of the Funds. However, the Adviser has agreed to bear proxy expenses that exceed a Fund’s (or its class’s) expense cap. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $67,646 for its proxy solicitation services, plus the costs of printing and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne as described above.

Adjournment or Postponement

The Special Meeting of Shareholders of each Fund is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting,” and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Fund. (The shareholders of all of the Funds will vote collectively as a single class on Proposal 2, which has a Trust-wide quorum requirement.) If the quorum necessary to transact business at the Meeting with respect to the Trust or a Fund is not established, or if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to each applicable Fund to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken. A shareholder vote may be taken on one or more of the items in this Proxy Statement

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prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten (10) days, and not more than ninety (90) days, before the date of the meeting.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

* * * * *

We need your vote.

It is important that you execute and return your proxy card(s) promptly.

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INDEX TO EXHIBITS TO PROXY STATEMENT

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EXHIBIT A — NAMES AND ADDRESSES OF THE SUB-ADVISERS

The names and addresses of the investment sub-advisers to the sub-advised Funds are as follows:

Sub-Adviser	Fund(s)
American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	1290 Avantis® U.S. Large Cap Growth Fund
AXA Investment Managers US, Inc. 400 Atlantic Street, Suite 1000 Stamford, CT 06901	1290 High Yield Bond Fund 1290 SmartBeta Equity Fund
Brandywine Global Investment Management, LLC 1735 Market Street, Suite 1800 Philadelphia, PA 19103	1290 Diversified Bond Fund
Essex Investment Management Company, LLC 125 High Street, Suite 1803 Boston, MA 02110	1290 Essex Small Cap Growth Fund
GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	1290 GAMCO Small/Mid Cap Value Fund
Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111	1290 Loomis Sayles Multi-Asset Income Fund

A-1

EXHIBIT B — SHAREHOLDER APPROVAL OF CURRENT ADVISORY AGREEMENT

The table below sets forth the date of the Current Advisory Agreement for each Fund and the date on which it was last submitted to a vote of shareholders (in order to approve the agreement):

Fund	Date of Current Advisory Agreement	Date Last Approved by Shareholders
1290 Avantis® U.S. Large Cap Growth Fund	January 1, 2023	November 1, 2018
1290 Diversified Bond Fund	January 1, 2023	October 25, 2018
1290 Essex Small Cap Growth Fund	January 1, 2023	July 5, 2022*
1290 GAMCO Small/Mid Cap Value Fund	January 1, 2023	October 25, 2018
1290 High Yield Bond Fund	January 1, 2023	October 25, 2018
1290 Loomis Sayles Multi-Asset Income Fund	January 1, 2023	October 25, 2018
1290 Multi-Alternative Strategies Fund	January 1, 2023	October 25, 2018
1290 SmartBeta Equity Fund	January 1, 2023	October 25, 2018

*	Approved by initial sole shareholder.

B-1

EXHIBIT C — FORM OF NEW ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of [    , 2026] between 1290 Funds, a Delaware statutory trust (“Trust”), and Equitable Investment Management, LLC, a limited liability company organized in the State of Delaware (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the series of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Funds”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.	APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Funds, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Fund and will perform its duties hereunder for the Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.	DUTIES OF THE ADVISER

A. Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Fund’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B. Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Funds; (ii) make recommendations to the Board regarding the investment program of the Trust and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Funds.

C. Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D. Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F. Reports. The Adviser will:

(i) Furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(ii) Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii) Apprise, on its own initiative, the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G. Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H. Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I. Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Funds to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company

Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act.

The Adviser will have overall supervisory responsibility for the general management and investment of each Fund’s assets; full discretion to select new or additional Sub-advisers for each Fund; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i) Oversee the performance of delegated functions by each Sub-adviser, assess each Fund’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii) Allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-advisers for such Fund and coordinate the activities of all Sub-advisers;

(iii) Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-adviser;

(iv) Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(v) Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi) Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii) Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii) Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J. The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i) Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment; and

(ii) Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement.

(iii) Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K. Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3.	ALLOCATION OF EXPENSES

A. Expenses Paid by the Adviser:

(i) Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii) Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B. Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a

Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v) Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii) Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x) Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi) Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii) Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.	COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

5.	NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.	SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.	RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.	DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Fund, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund. This Agreement will continue in effect for a two-year period, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date such Fund is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Fund only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Fund if a majority of the outstanding voting securities of the shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.	FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.	GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

EQUITABLE INVESTMENT MANAGEMENT, LLC			1290 FUNDS

By:		By:
	Kenneth Kozlowski		Brian Walsh
	Director, Chief Investment Officer and Executive Vice President		Chief Financial Officer

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Funds

1290 Avantis® U.S. Large Cap Growth Fund

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

	(as a percentage of net assets)
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 Essex Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 Loomis Sayles Multi-Asset Income	0.650%	0.600%	0.575%	0.550%	0.525%
1290 SmartBeta Equity	0.700%	0.650%	0.625%	0.600%	0.575%

	(as a percentage of net assets)
Fund	First $4 Billion	Next $4 Billion	Thereafter
1290 High Yield Bond	0.600%	0.580%	0.560%
1290 Diversified Bond	0.600%	0.580%	0.560%

	(as a percentage of net assets)
Fund	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

(as a percentage of net assets)
Fund
1290 Avantis® U.S. Large Cap Growth	0.500%

EXHIBIT D — FEES PAID TO THE ADVISER BY THE FUNDS

Advisory Fees

Each Fund pays a fee to the Adviser for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Fund’s average daily net assets) that the Adviser received during the fiscal year ended October 31, 2025, for providing advisory services to each Fund and the rate of the advisory fees waived by the Adviser during the fiscal year ended October 31, 2025, in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any) between the Adviser and the Trust with respect to the Funds.

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Fund	All Classes	Class A	Class I	Class R
1290 Avantis® U.S. Large Cap Growth Fund	0.50%	0.14%	0.15%	N/A
1290 Diversified Bond Fund	0.60%	0.39%	0.39%	0.39%
1290 Essex Small Cap Growth Fund	0.75%	0.36%	0.36%	0.36%
1290 GAMCO Small/Mid Cap Value Fund	0.75%	0.24%	0.24%	0.24%
1290 High Yield Bond Fund	0.60%	0.38%	0.38%	0.38%
1290 Loomis Sayles Multi-Asset Income Fund	0.65%	0.55%	0.56%	0.55%
1290 Multi-Alternative Strategies Fund	0.50%	0.62%	0.62%	0.61%
1290 SmartBeta Equity Fund	0.70%	0.23%	0.23%	0.23%

N/A – This class of shares is not offered.

The following table shows the amount of the advisory fee waived by the Adviser and the amount of the advisory fee paid by each Fund to the Adviser for the fiscal year ended October 31, 2025:

Fund	Advisory Fee	Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Advisory Fee Paid to Adviser After Fee Waiver
1290 Avantis® U.S. Large Cap Growth Fund	$924,043	$269,130	$654,913
1290 Diversified Bond Fund	$3,558,414	$2,288,963	$1,269,451
1290 Essex Small Cap Growth Fund	$561,608	$269,742	$291,866
1290 GAMCO Small/Mid Cap Value Fund	$1,231,071	$396,042	$835,029
1290 High Yield Bond Fund	$477,729	$303,464	$174,265
1290 Loomis Sayles Multi-Asset Income Fund	$522,444	$447,461	$74,983
1290 Multi-Alternative Strategies Fund	$99,438	$123,427	$—
1290 SmartBeta Equity Fund	$1,593,514	$513,705	$1,079,809

D-1

Expense Limitation Provisions

In the interest of limiting through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Fund, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Fund to limit the expenses of the Funds so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of a Fund’s business and, except for certain Funds as indicated below, fees and expenses of other investment companies in which a Fund may invest), as a percentage of average daily net assets, do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding 12b-1 fees and certain other expenses noted above)
Fund	Class A	Class I	Class R
1290 Avantis® U.S. Large Cap Growth Fund*	0.65%	0.65%	N/A
1290 Diversified Bond Fund	0.50%	0.50%	0.50%
1290 Essex Small Cap Growth Fund	0.88%	0.88%	0.88%
1290 GAMCO Small/Mid Cap Value Fund*	0.95%	0.95%	0.95%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%
1290 Loomis Sayles Multi-Asset Income Fund	0.80%	0.80%	0.80%
1290 Multi-Alternative Strategies Fund	0.85%	0.85%	0.85%
1290 SmartBeta Equity Fund	0.85%	0.85%	0.85%

N/A – This class of shares is not offered.

*	For purposes of calculating the maximum annual operating expense limit, the fees and expenses of other investment companies in which the Fund invests are included in annual operating expenses.

The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Fund will be charged such lower expenses. Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yield.

D-2

EXHIBIT E — ADDITIONAL FEE INFORMATION

The administration fees paid by the Funds to EIM during the fiscal year ended October 31, 2025, were as follows:

Fund	Administration Fee Paid to EIM
1290 Avantis® U.S. Large Cap Growth Fund	$277,214
1290 Diversified Bond Fund	$889,604
1290 Essex Small Cap Growth Fund	$112,323
1290 GAMCO Small/Mid Cap Value Fund	$246,215
1290 High Yield Bond Fund	$119,432
1290 Loomis Sayles Multi-Asset Income Fund	$120,564
1290 Multi-Alternative Strategies Fund	$30,020
1290 SmartBeta Equity Fund	$341,467

For the fiscal year ended October 31, 2025, the following Fund paid the amounts indicated to affiliated broker-dealers of EIM and/or a sub-adviser:

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions
1290 Loomis Sayles Multi-Asset Income Fund	Bernstein Institutional Services, LLC	$20	0.08%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), investment strategy changes, the appointment of a new or additional sub-advisers, changes in transaction costs and market conditions.

E-1

EXHIBIT F — FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY THE ADVISER

Funds with Similar Investment Objectives Advised by the Adviser (or Equitable Investment Management Group, LLC)

The following table lists the names of other mutual funds advised by the Adviser (or advisory affiliate Equitable Investment Management Group, LLC) with investment objectives similar to the investment objectives of the Funds, and sets forth the rate of compensation for the Adviser (or advisory affiliate Equitable Investment Management Group, LLC) for its advisory services to the Funds and such other mutual funds and the net assets (as of the most recently completed fiscal year) of the Funds and such other mutual funds.

Small/Mid Cap Growth – Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 Essex Small Cap Growth Fund^#	0.750%	0.700%	0.675%	0.650%	0.625%	$96,895,702

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT Micro Cap Portfolio^^##	0.850%	0.800%	0.775%	0.750%	0.725%	$176,860,122
EQ/Janus Enterprise Portfolio^^##±	0.700%	0.650%	0.625%	0.600%	0.575%	$1,464,925,379
EQ/AB Small Cap Growth Portfolio^^##	0.550%	0.500%	0.475%	0.450%	0.425%	$1,974,829,403
EQ/MFS Mid Cap Focused Growth Portfolio^^##±	0.850%	0.800%	0.775%	0.750%	0.725%	$531,423,663
EQ/Morgan Stanley Small Cap Growth Portfolio^^##	0.800%	0.750%	0.725%	0.700%	0.675%	$426,651,139

Small/Mid Cap Value – Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 GAMCO Small/Mid Cap Value Fund^#	0.750%	0.700%	0.675%	0.650%	0.625%	$180,626,135

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT GAMCO Small Company Value Portfolio^^##±	0.750%	0.700%	0.675%	0.650%	0.625%	$3,810,087,712
1290 VT Small Cap Value Portfolio^^##	0.800%	0.750%	0.725%	0.700%	0.675%	$399,619,778
EQ/American Century Mid Cap Value Portfolio^^##±	0.900%	0.850%	0.825%	0.800%	0.775%	$620,864,388
EQ/Goldman Sachs Mid Cap Value Portfolio^^##±	0.770%	0.750%	0.725%	0.680%	0.670%	$171,190,114

Large Cap Growth – Non-Volatility Managed

	(as a percentage of average daily net assets)	Net Assets
1290 Avantis® U.S. Large Cap Growth Fund^#	0.500%	$209,205,202

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Loomis Sayles Growth Portfolio^^##††±	0.750%	0.700%	0.675%	0.650%	0.625%	$893,535,718
EQ/ClearBridge Large Cap Growth ESG Portfolio^^##±	0.650%	0.600%	0.575%	0.550%	0.525%	$449,422,644
EQ/JPMorgan Growth Stock Portfolio^^##±	0.750%	0.700%	0.675%	0.650%	0.625%	$2,966,204,726
Multimanager Aggressive Equity Portfolio^^##	0.580%	0.550%	0.525%	0.500%	0.475%	$1,879,580,777

Fixed Income – Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Thereafter	Net Assets
1290 Diversified Bond Fund^#	0.600%	0.580%	0.560%	$564,982,642
1290 High Yield Bond Fund^#	0.600%	0.580%	0.560%	$88,864,477

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/AB Short Duration Government Bond Portfolio^^##	0.450%	0.430%	0.410%	0.390%	0.380%	$859,836,130
EQ/PIMCO Real Return Portfolio^^##	0.500%	0.475%	0.450%	0.430%	0.420%	$85,670,480
EQ/PIMCO Total Return ESG Portfolio^^##	0.500%	0.475%	0.450%	0.430%	0.420%	$262,125,120

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/PIMCO Ultra Short Bond Portfolio^^##	0.500%	0.475%	0.450%	0.430%	0.420%	$798,796,207
1290 VT DoubleLine Opportunistic Bond Portfolio^^##	0.600%	0.575%	0.550%	0.530%	0.520%	$520,706,847
1290 VT High Yield Bond Portfolio^^##	0.600%	0.580%	0.560%	0.540%	0.530%	$415,206,033
EQ/Quality Bond PLUS Portfolio^^##	0.400%	0.380%	0.360%	0.340%	0.330%	$996,584,172
Multimanager Core Bond Portfolio^^##†	0.550%	0.530%	0.510%	0.490%	0.480%	$802,802,634
EQ/Core Plus Bond Portfolio^^##	0.600%	0.580%	0.560%	0.540%	0.530%	$750,747,225

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
EQ/Intermediate Government Bond Portfolio^^##†	0.350%	0.300%	0.275%	0.250%	$4,015,553,933

Specialty/Miscellaneous – Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Thereafter	Net Assets
1290 VT Convertible Securities Portfolio^^##±	0.500%	0.450%	0.425%	0.400%	0.375%	$57,277,690

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
1290 VT Equity Income Portfolio^^##±	0.750%	0.700%	0.675%	0.650%	0.625%	$445,757,273
1290 VT GAMCO Mergers & Acquisitions Portfolio^^##±	0.900%	0.850%	0.825%	0.800%	0.775%	$170,767,934
1290 VT SmartBeta Equity ESG Portfolio^^##±	0.700%	0.650%	0.625%	0.600%	0.575%	$376,497,142
EQ/Invesco Global Real Assets Portfolio^^##±	0.735%	0.700%	0.675%	0.650%	0.625%	$220,906,831
EQ/JPMorgan Hedged Equity and Premium Income Portfolio^^##	0.700%	0.650%	0.625%	0.600%	0.575%	$346,550,549
EQ/MFS Technology Portfolio^^##±	0.750%	0.700%	0.675%	0.650%	0.625%	$1,247,047,160
EQ/MFS Utilities Series Portfolio^^##±	0.730%	0.700%	0.670%	0.650%	0.625%	$230,854,090

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/T. Rowe Price Health Sciences Portfolio^^##±	0.950%	0.900%	0.875%	0.850%	0.825%	$176,068,151
EQ/Wellington Energy Portfolio^^##±	0.850%	0.800%	0.775%	0.750%	0.750%	$138,889,370
Multimanager Technology Portfolio^^##	0.950%	0.900%	0.875%	0.850%	0.825%	$2,109,230,972

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 SmartBeta Equity Fund^#	0.700%	0.650%	0.625%	0.600%	0.575%	$265,320,986

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
1290 VT Multi-Alternative Strategies Portfolio^^##	0.500%	0.450%	0.425%	$10,406,734

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
1290 Multi-Alternative Strategies Fund^#	0.500%	0.490%	0.480%	0.470%	$25,330,327

Asset Allocation – Non-Funds of Funds – No Volatility Control

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 Loomis Sayles Multi-Asset Income Fund^#	0.650%	0.600%	0.575%	0.550%	0.525%	$92,450,406

^	Advised by the Adviser. Net assets are as of the most recent fiscal year ended October 31, 2025.
^^	Advised by Equitable Investment Management Group, LLC. Net assets are as of the most recent fiscal year ended December 31, 2025.
#	The Adviser has contractually agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to these Funds to limit the expenses of these Funds, as set forth in Exhibit D.
##	In the interest of limiting through April 30, 2027 (unless the Board of Trustees of EQ Advisors Trust consents to an earlier revision or termination of this arrangement) the expenses of each portfolio listed in the following table, Equitable Investment Management Group, LLC has entered into an expense limitation agreement with EQ Advisors Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, Equitable Investment Management Group, LLC has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a portfolio to limit the expenses of the portfolios so that the annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses (unless noted), dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a portfolio’s business) as a percentage of average daily net assets, do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets, excluding expenses noted above)
Portfolios of EQ Advisors Trust	Class IA	Class IB	Class K
1290 VT Convertible Securities Portfolio	N/A	0.90%	0.65%
1290 VT DoubleLine Opportunistic Bond Portfolio	N/A	0.90%	0.65%
1290 VT Equity Income Portfolio	N/A	0.95%	0.70%
1290 VT GAMCO Mergers & Acquisitions Portfolio	N/A	1.25%	1.00%
1290 VT GAMCO Small Company Value Portfolio	N/A	1.07%	0.82%
1290 VT High Yield Bond Portfolio	N/A	1.00%	0.75%
1290 VT Micro Cap Portfolio	N/A	1.15%	0.90%
1290 VT Multi-Alternative Strategies Portfolio	N/A	1.10%	0.85%
1290 VT Small Cap Value Portfolio	N/A	1.15%	0.90%
1290 VT SmartBeta Equity ESG Portfolio	N/A	1.10%	0.85%
EQ/AB Short Duration Government Bond Portfolio	0.765%	0.765%	0.515%
EQ/AB Small Cap Growth Portfolio	N/A	1.00%	0.75%
EQ/American Century Mid Cap Value Portfolio*	N/A	1.00%	0.75%
EQ/ClearBridge Large Cap Growth ESG Portfolio	N/A	1.00%	0.75%
EQ/Core Plus Bond Portfolio*	0.93%	0.93%	0.68%
EQ/Goldman Sachs Mid Cap Value Portfolio*	N/A	1.09%	0.84%
EQ/Intermediate Government Bond Portfolio	0.615%	0.615%	0.365%
EQ/Invesco Global Real Assets Portfolio*	N/A	1.20%	0.95%
EQ/Janus Enterprise Portfolio	N/A	1.05%	0.80%
EQ/JPMorgan Growth Stock Portfolio	N/A	0.96%	0.71%
EQ/JPMorgan Hedged Equity and Premium Income Portfolio*	N/A	1.15%	N/A
EQ/Loomis Sayles Growth Portfolio	N/A	1.03%	0.78%
EQ/MFS Mid Cap Focused Growth Portfolio*	N/A	1.10%	0.85%
EQ/MFS Technology Portfolio*	N/A	1.14%	0.89%
EQ/MFS Utilities Series Portfolio*	N/A	1.05%	0.80%
EQ/Morgan Stanley Small Cap Growth Portfolio	N/A	1.15%	0.90%
EQ/PIMCO Real Return Portfolio*	N/A	0.75%	0.50%
EQ/PIMCO Total Return ESG Portfolio*	N/A	0.75%	0.50%
EQ/PIMCO Ultra Short Bond Portfolio	N/A	0.79%	0.54%
EQ/Quality Bond PLUS Portfolio	0.80%	0.80%	0.55%
EQ/T. Rowe Price Health Sciences Portfolio*	N/A	1.20%	0.95%
EQ/Wellington Energy Portfolio*	N/A	1.19%	0.94%
Multimanager Aggressive Equity Portfolio	1.00%	1.00%	0.75%
Multimanager Core Bond Portfolio	N/A	0.85%	0.60%
Multimanager Technology Portfolio	N/A	1.17%	0.92%

N/A – This class of shares is not offered.

*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

†	Equitable Investment Management Group, LLC has voluntarily undertaken, effective June 29, 2026, to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to each portfolio of EQ Advisors Trust listed in the following table to limit the expenses of the portfolios so that the annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Voluntarily Limited to (% of average daily net assets, excluding expenses noted above)
Portfolios of EQ Advisors Trust^	Class IA	Class IB	Class K
EQ/Intermediate Government Bond Portfolio	0.605%	0.605%	0.355%
Multimanager Core Bond Portfolio	N/A	0.845%	0.595%

N/A – This class of shares is not offered.

^	The lower, voluntary expense limitations set forth in the table will become contractual with respect to each portfolio effective May 1, 2027.

††	Equitable Investment Management Group, LLC has voluntarily undertaken, effective October 1, 2026, to implement lower expense limitations for this portfolio of EQ Advisors Trust. Equitable Investment Management Group, LLC will present for the approval of the Board of Trustees of EQ Advisors Trust at its September 23-24, 2026 meeting a proposal to make the voluntary expense limitations contractual with respect to the portfolio effective May 1, 2027.

±	Equitable Investment Management Group, LLC has voluntarily undertaken, effective October 1, 2026, to implement an additional breakpoint, or lower the asset level required to reach a certain breakpoint, in the advisory fee rate schedule for each of these portfolios of EQ Advisors Trust. Equitable Investment Management Group, LLC will present for the approval of the Board of Trustees of EQ Advisors Trust at its September 23-24, 2026 meeting a proposal to make the voluntary advisory fee rate schedule changes contractual with respect to each portfolio effective May 1, 2027.

EXHIBIT G — FIVE PERCENT OWNER REPORT

As of June 30, 2026 (Record Date), the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Fund are listed below. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Fund — Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Avantis® U.S. Large Cap Growth Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	40,043.07	75.33%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	7,283.32	13.70%
	PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	4,589.26	8.63%
1290 Avantis® U.S. Large Cap Growth Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	2,129,625.92	23.20%
	EQUITABLE FUNDS MANAGEMENT GROUP LLC, EQ MODERATE-PLUS ALLOCATION PORTFOLIO 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	1,959,585.56	21.35%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	1,626,547.71	17.72%
	EQUITABLE FUNDS MANAGEMENT GROUP LLC, EQ MODERATE ALLOCATION PORTFOLIO 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	1,243,086.39	13.54%
	EQUITABLE FUNDS MANAGEMENT GROUP LLC, EQ AGGRESSIVE ALLOCATION PORTFOLIO 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	1,115,057.30	12.15%
1290 Diversified Bond Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	340,356.10	72.45%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	35,027.78	7.46%

Fund — Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Diversified Bond Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	24,962,498.30	35.62%
	EQUITABLE FUNDS MANAGEMENT GROUP LLC, EQ MODERATE ALLOCATION PORTFOLIO 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	14,902,443.29	21.26%
	EQUITABLE FUNDS MANAGEMENT GROUP LLC, EQ MODERATE-PLUS ALLOCATION PORTFOLIO 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	11,632,532.44	16.60%
1290 Diversified Bond Fund – Class R	EQUITABLE FINANCIAL LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 1345 AVENUE OF AMERICAS NEW YORK, NY 10105	75,344.07	43.76%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, INDIAN PRAIRIE SD #204 403(B) PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	22,217.84	12.90%
	MATRIX TRUST COMPANY AS AGENT FOR, ADVISOR TRUST INC, CLARK COUNTY SCHOOL DISTRICT 403(B) 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	12,584.65	7.31%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, CUSD#200 (IL) 403(B) PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	10,200.07	5.92%
1290 Essex Small Cap Growth Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	46,224.41	70.80%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	10,000.00	15.32%
	PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	8,745.50	13.40%
1290 Essex Small Cap Growth Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	4,461,882.72	74.91%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	980,000.00	16.45%

Fund — Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Essex Small Cap Growth Fund – Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	10,000.00	49.05%
	PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	2,788.78	13.68%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, CUSD#200 (IL) 403(B) PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	2,014.14	9.88%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, EDNA ISD (TX) 403(B) PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	1,757.62	8.62%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, EAST ISLIP UFSD 403(B) PLAN 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	1,239.93	6.08%
1290 GAMCO Small/Mid Cap Value Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	324,576.77	75.21%
1290 GAMCO Small/Mid Cap Value Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	7,570,848.90	74.36%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	1,453,353.35	14.27%
1290 GAMCO Small/Mid Cap Value Fund – Class R	EQUITABLE FINANCIAL LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 1345 AVENUE OF AMERICAS NEW YORK, NY 10105	47,410.87	48.76%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	22,560.80	23.20%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	10,485.03	10.78%

Fund — Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 High Yield Bond Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	246,523.17	70.44%
	EQUITABLE FINANCIAL LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 1345 AVENUE OF AMERICAS NEW YORK, NY 10105	39,661.85	11.33%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	22,079.76	6.31%
1290 High Yield Bond Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	8,439,412.27	76.09%
	EQ ADVISORS TRUST, DYNAMIC EQUITABLE CONSERVATIVE GROWTH MF/EFT- FOF 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	871,290.83	7.86%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	617,654.54	5.57%
1290 High Yield Bond Fund – Class R	EQUITABLE FINANCIAL LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 1345 AVENUE OF AMERICAS NEW YORK, NY 10105	51,401.29	53.48%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	21,583.63	22.45%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, LOCKPORT CITY SCHOOL DISTRICT (NY) 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	5,068.71	5.27%
1290 Loomis Sayles Multi-Asset Income Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	670,704.46	84.17%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	49,199.29	6.17%

Fund — Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Loomis Sayles Multi-Asset Income Fund – Class I	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	4,218,820.17	49.74%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	3,019,971.48	35.61%
1290 Loomis Sayles Multi-Asset Income Fund – Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	10,000.00	45.27%
	EQUITABLE FINANCIAL LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 1345 AVENUE OF AMERICAS NEW YORK, NY 10105	9,193.33	41.62%
1290 Multi-Alternative Strategies Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	23,887.29	66.83%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	10,000.00	27.98%
1290 Multi-Alternative Strategies Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	2,166,472.18	68.22%
	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	980,000.00	30.86%
1290 Multi-Alternative Strategies Fund – Class R	EQUITABLE INVESTMENT MANAGEMENT GROUP LLC 1345 AVENUE OF AMERICAS, 4TH FLOOR NEW YORK, NY 10105	10,000.00	59.29%
	EQUITABLE FINANCIAL LIFE INS CO FBO SEPARATE ACCT NO 65 ON BEHALF OF VARIOUS 401K PLANS 1345 AVENUE OF AMERICAS NEW YORK, NY 10105	4,644.85	27.54%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, UNIVERSITY OF HAWAII (HI) 403(B) 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	1,497.63	8.88%

Fund — Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 SmartBeta Equity Fund – Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	291,154.30	92.95%
1290 SmartBeta Equity Fund – Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	11,285,418.07	87.73%
1290 SmartBeta Equity Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, TOWNSHIP HIGH SD #113 (IL) 403(B) 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	47,735.83	22.47%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, TOWNSHIP HIGH SCH DIST #214 403(B) 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	28,777.48	13.54%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, NEW TRIER HIGH SCHOOL DIST 203 403B 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	27,837.29	13.10%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, COOK COUNTY SCHOOL DISTRICT #36 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	26,934.50	12.68%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC, TOWNSHIP HIGH SCHOOL DIST 211 403B 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	10,688.66	5.03%

EXHIBIT H — OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Trust and each class of each Fund as of June 30, 2026 (Record Date) that are entitled to vote at the Meeting.

Trust/Fund	Total Number	Number of Class A Shares	Number of Class I Shares	Number of Class R Shares
Trust	134,012,861.05	2,510,760.59	130,865,414.37	636,686.09
1290 Avantis® U.S. Large Cap Growth Fund	9,237,573.04	53,157.02	9,184,416.02	N/A
1290 Diversified Bond Fund	70,614,550.71	468,897.91	69,973,760.53	171,892.27
1290 Essex Small Cap Growth Fund	6,046,358.55	65,284.99	5,960,685.91	20,387.65
1290 GAMCO Small/Mid Cap Value Fund	10,720,867.57	431,540.57	10,192,101.10	97,225.90
1290 High Yield Bond Fund	11,486,801.30	348,421.11	11,042,601.85	95,778.34
1290 Loomis Sayles Multi-Asset Income Fund	9,281,975.41	794,119.01	8,465,799.92	22,056.48
1290 Multi-Alternative Strategies Fund	3,228,631.26	35,741.16	3,176,023.29	16,866.81
1290 SmartBeta Equity Fund	13,396,103.21	313,598.82	12,870,025.75	212,478.64

H-1

EXHIBIT I — ADDITIONAL INFORMATION ON PROPOSAL 2

Additional information on Proposal 2, including information regarding Trustee/Nominee ownership of Fund shares and information regarding the officers of the Trust, is presented below.

Trustee/Nominee Ownership of Fund Shares

The following tables set forth information describing the dollar range of equity securities beneficially owned by each Trustee/Nominee in a Fund and in all series in the aggregate within the same “family of investment companies” overseen and/or to be overseen by the Trustee/Nominee, as of June 30, 2026.

	1290 Avantis® U.S. Large Cap Growth Fund	1290 Diversified Bond Fund	1290 Essex Small Cap Growth Fund	1290 GAMCO Small/Mid Cap Value Fund	1290 High Yield Bond Fund	1290 Loomis Sayles Multi- Asset Income Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund
Interested Nominee
Steven M. Joenk	A	A	A	E	A	A	A	E
Independent Nominees
Michael B. Clement	A	A	A	D	A	A	A	D
Christopher P. Conkey	A	A	A	A	A	A	A	A
Donald E. Foley	A	A	A	B	A	B	B	B
Patricia M. Haverland	A	A	D	A	A	A	A	C
Marcia Haydel	A	A	A	C	A	A	A	A
Lisa M. Jones	A	A	A	A	A	A	A	A
Kimberly Thompson Laughton	A	A	A	B	B	A	A	B
H. Thomas McMeekin	A	A	A	C	A	A	A	C
Jeffery S. Perry	A	A	A	A	A	C	A	C
Gary S. Schpero	A	A	A	C	A	A	A	A
Kathleen Stephansen	C	C	A	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = over $100,000

Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Nominee in Family of Investment Companies*
Interested Nominee
Steven M. Joenk	E
Independent Nominees
Michael B. Clement	E
Christopher P. Conkey	A
Donald E. Foley	C
Patricia M. Haverland	D
Marcia Haydel	C
Lisa M. Jones	A
Kimberly Thompson Laughton	C
H. Thomas McMeekin	D
Jeffery S. Perry	C
Gary S. Schpero	C
Kathleen Stephansen	C

A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = over $100,000

*	This column reflects information regarding ownership of equity securities issued by the 8 series of the Trust. The Trustees also oversee the 109 series of EQ Advisors Trust, which is advised by Equitable Investment Management Group, LLC, an affiliate of EIM. EQ Advisors Trust and the Trust are not in the same “family of investment companies” but are part of the same “fund complex.”

As of June 30, 2026, no Trustee/Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in EIM, ALPS Distributors, Inc., any sub-adviser of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of the Trust

The following table provides information regarding the officers of the Trust. Each officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of the Trust’s officers is 1345 Avenue of the Americas, New York, New York 10105.

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from 2014 to present; President from September 2023 to present	Chairman of the Board and Chief Executive Officer (2011 to present) and President (2011 to 2021 and 2023 to 2024) of Equitable Investment Management, Group LLC; Chairman of the Board and Chief Executive Officer (2023 to present) and President (2023 to 2024) of EIM; Chief Investment Officer (2017 to 2024) of Equitable Financial Investment Management, LLC; and employee (1999 to present) and Signatory Officer of Equitable Financial.
Jessica Baehr (1982)	Senior Vice President	2024 to present	Director and President (2024 to present) and Chief Operating Officer (2024 to 2025) of Equitable Investment Management Group, LLC and EIM; and employee (2011 to present) and Signatory Officer of Equitable Financial.
Brian Walsh (1968)	Chief Financial Officer and Vice President	Chief Financial Officer from 2014 to present; Vice President from 2026 to present	Director (2011 to present) and Senior Vice President (2011 to present) of Equitable Investment Management Group, LLC; Senior Vice President of EIM (2023 to present); and employee (2003 to present) and Signatory Officer of Equitable Financial.
James Kelly (1968)	Controller and Treasurer	Controller from 2014 to present; Treasurer from 2026 to present	Vice President of Equitable Investment Management Group, LLC (2011 to present); Vice President of EIM (2023 to present); and employee of Equitable Financial (2008 to present).
Joseph J. Paolo*** (1970)	Chief Compliance Officer and Vice President	2014 to present	Chief Compliance Officer (2007 to present) and Senior Vice President (2011 to present) of Equitable Investment Management Group, LLC; Chief Compliance Officer and Senior Vice President of EIM (2023 to present); and employee (2007 to present) and Signatory Officer of Equitable Financial.
Kenneth Kozlowski (1961)	Chief Investment Officer and Senior Vice President	2014 to present	Executive Vice President and Chief Investment Officer (2012 to present) and Director (2017 to present) of Equitable Investment Management Group, LLC; Executive Vice President and Chief Investment Officer of EIM (2023 to present); and employee (2001 to present) and Signatory Officer of Equitable Financial.
James Chen (1988)	Vice President and Director of Risk	2022 to present	Vice President of Equitable Investment Management Group, LLC (2022 to present); Vice President of EIM (2023 to present); and employee of Equitable Financial (2015 to present).
Andrew Houston (1990)	Vice President	2022 to present	Senior Vice President (2024 to present), Chief Operating Officer (2025 to present), and Vice President (2022 to 2024) of Equitable Investment Management Group, LLC; Senior Vice President (2024 to present), Chief Operating Officer (2025 to present), and Vice President (2023 to 2024) of EIM; and employee of Equitable Financial (2017 to present).

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Miao Hu (1978)	Vice President	2016 to present	Assistant Portfolio Manager (2016 to present) and Vice President (2016 to present) of Equitable Investment Management Group, LLC; Assistant Portfolio Manager (2023 to present) and Vice President (2022 to present) of EIM; and employee of Equitable Financial (2013 to present).
Kevin McCarthy (1983)	Vice President	2019 to present	Assistant Portfolio Manager (2018 to present) and Vice President (2022 to present) of Equitable Investment Management Group, LLC; Assistant Portfolio Manager (2023 to present) and Vice President (2022 to present) of EIM; and employee of Equitable Financial (2015 to present).
Xavier Poutas (1977)	Vice President	2016 to present	Assistant Portfolio Manager (2011 to present) and Vice President (2016 to present) of Equitable Investment Management Group, LLC; Assistant Portfolio Manager (2023 to present) and Vice President (2022 to present) of EIM; and employee of Equitable Financial (2002 to present).
Shane Daly (1970)	Chief Legal Officer, Senior Vice President and Secretary	2023 to present	Executive Vice President, Secretary and General Counsel of Equitable Investment Management Group, LLC and EIM (2023 to present); and employee (2011 to present), Associate General Counsel, and Signatory Officer of Equitable Financial.
Maureen E. Kane, Esq. (1962)	Vice President and Assistant Secretary	2023 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC and EIM (2023 to present); and employee of Equitable Financial (2019 to present).
Trayne Wheeler, Esq. (1973)	Vice President and Assistant Secretary	2024 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC and EIM (2024 to present); employee of Equitable Financial (2024 to present); and Partner, Investment Management of K&L Gates LLP (2010 to April 2024).
Victoria Zozulya, Esq. (1983)	Vice President and Assistant Secretary	2024 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC and EIM (2024 to present); employee of Equitable Financial (2018 to 2022 and 2024 to present); and Counsel at Lord, Abbett & Co. LLC (2022 to 2024).
Cheryl Cherian (1979)	Vice President and Assistant Secretary	2023 to present	Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management Group, LLC and EIM (2023 to present); and employee of Equitable Financial (2019 to present).
Artemis Brannigan (1974)	Vice President	2019 to present	Vice President of Equitable Investment Management Group, LLC (2019 to present); Vice President of EIM (2023 to present); and employee of Equitable Financial (2019 to present).

Name and Year of Birth	Position(s) Held with the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Aysha Pride (1988)	Vice President	2022 to present	Vice President of Equitable Investment Management Group, LLC (2022 to present); Vice President of EIM (2023 to present); and employee of Equitable Financial (2014 to present).
Jennifer Mastronardi (1985)	Assistant Vice President	2014 to present	Vice President of Equitable Investment Management Group, LLC (2015 to present); Vice President of EIM (2023 to present); and employee of Equitable Financial (2009 to present).
Michelle Gallo (1973)	Assistant Controller	2023 to present	Vice President of Equitable Investment Management Group, LLC and EIM (2025 to present); and employee of Equitable Financial (2013 to present).
Roselle Ibanga (1978)	Assistant Controller, Vice President and Anti-Money Laundering Compliance Officer	Assistant Controller from 2014 to present; Vice President and Anti-Money Laundering Compliance Officer from 2023 to present	Vice President of Equitable Investment Management Group, LLC and EIM (2024 to present); and employee of Equitable Financial (2009 to present).
Lisa Perrelli (1974)	Assistant Controller	2014 to present	Vice President of Equitable Investment Management Group, LLC and EIM (2024 to present); and employee of Equitable Financial (2002 to present).
Maria Urso (1971)	Assistant Controller	2024 to present	Employee of Equitable Financial (2015 to present).
Helen Lai (1973)	Assistant Vice President	2016 to present	Employee of Equitable Financial (2013 to present).
Helen Espaillat (1963)	Assistant Secretary	2014 to present	Assistant Vice President and Assistant Secretary of Equitable Investment Management Group, LLC (2015 to present); Assistant Vice President and Assistant Secretary of EIM (2023 to present); and employee of Equitable Financial (2004 to present).
Lorelei Fajardo (1978)	Assistant Secretary	2016 to present	Employee of Equitable Financial (2013 to present).
Monica Giron (1976)	Assistant Secretary	2019 to present	Employee of Equitable Financial (2019 to present).

*	The officers in the table above (except Roselle Ibanga in respect of her role as a Vice President and Anti-Money Laundering Compliance Officer of the Trust) hold similar positions with EQ Advisors Trust, the other registered investment company in the fund complex.
**	Each officer is elected on an annual basis.
***	During the fiscal year ended October 31, 2025, the investment companies in the fund complex paid $280,000 of the Chief Compliance Officer’s compensation, including $2,435 paid by the Trust.

EXHIBIT J — GOVERNANCE COMMITTEE CHARTER

EQ Advisors Trust1

1290 Funds

Governance Committee

Charter

Governance Committee Membership

The Governance Committee (the “Committee”) of EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a) consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b) review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(c) to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d) provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e) review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1. The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership and their ability to qualify as Independent Trustees (i.e., to not be “interested persons” of the Fund as that term is defined in the 1940 Act). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to

[1]	Note, this Charter supersedes and replaces the Charter of the Nominating and Compensation Committee of EQ Advisors Trust originally adopted as of December 7, 1999.

fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2. The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3. The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3. The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1. The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2. The Committee, in conjunction with Equitable Investment Management Group, LLC and Equitable Investment Management, LLC (collectively, the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3. The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1. Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2. Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3. Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 76 years.

4. Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5. Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1. The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2. The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3. The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1. The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2. The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3. The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4. The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6. The Committee shall review this Charter at least annually and recommend any changes to the Board.

1290 FUNDS SCAN TO 1345 AVENUE OF THE AMERICAS VIEW MATERIALS & VOTE w NEW YORK, NY 10105 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website.To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02649-Z93635 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THE BOARD OF TRUSTEES OF 1290 FUNDS® (THE “TRUST”) For Withhold For All To withhold authority to vote for any individual UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE All All Except nominee(s), mark “For All Except” and write the “FOR” THE FOLLOWING PROPOSALS: number(s) of the nominee(s) on the line below. PROPOSALS ! ! ! 2. Elect the Board of Trustees of the Trust. The nominees for election to the Board are: 01) Michael B. Clement 07) Lisa M. Jones 02) Christopher P. Conkey 08) Kimberly Thompson Laughton 03) Donald E. Foley 09) H. Thomas McMeekin 04) Patricia M. Haverland 10) Jeffery S. Perry 05) Marcia Haydel 11) Gary S. Schpero 06) Steven M. Joenk 12) Kathleen Stephansen For Against Abstain 1. Approve a new investment advisory agreement between Equitable Investment Management, LLC and the Trust with respect to ! ! ! each Fund. 3. Transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof. The approval of any one proposal is not contingent on the approval of any other proposal. IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 27, 2026. The Notice of Special Meeting and the Proxy Statement are available at www.proxyvote.com. T02650-Z93635 1290 FUNDS® PROXY CARD PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2026 This proxy is being solicited on behalf of the Board of Trustees of 1290 Funds® (the “Trust”) on behalf of the Trust’s funds. The person signing on the reverse side of this proxy card hereby appoints as proxies James Kelly and Lisa Perrelli, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated August [TBD], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals. Receipt of the Notice of Special Meeting and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. PLEASE SIGN AND DATE ON THE REVERSE SIDE